UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2005

Aquila, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-03562	44-0541877
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification
incorporation)		No.)
20 West 9th, Kansas City, Missouri	64105
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number including area code:                          (816) 421-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[     ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        By unanimous consent dated December 31, 2005, the Compensation and Benefits Committee of the board of directors of Aquila, Inc. approved an amendment and restatement of the Aquila, Inc. Capital Accumulation Plan effective as of January 1, 2005, to comply with changes in the Internal Revenue Code relating to the taxation of nonqualified deferred compensation.

Item 9.01. Financial Statements and Exhibits.

      (c) Exhibits

        10.1 – Aquila, Inc. Capital Accumulation Plan, as amended and restated, effective January 1, 2005.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aquila, Inc.

By:	/s/ Christopher M. Reitz
Christopher M. Reitz Senior Vice President, General Counsel and Secretary Date: January 6, 2006